Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
(6)	Income Taxes
(a)	Income Tax Expense Income tax expense consists of:

	Current	Deferred	Total
Year ended December 31, 2013:
U.S. federal	$(55,148)	$-	$(55,148)
State and local	100	-	100
	$(55,048)	$-	$(55,048)
Year ended December 31, 2012:
U.S. federal	$584	$-	$584
State and local	100	-	100
	$684	$-	$684

(b)
Tax Rate Reconciliation Income tax benefit was $55,000 for the year ended December 31, 2013 and income tax expense was $1,000 for the year ended December 31, 2012, and differed from the amounts computed by applying the U.S. federal income tax rate of 34% to pretax income from continuing operations as a result of the following:

	December 31,
	2013	2012
Computed “expected” tax expense (benefit)	$(3,619,353)	$1,321,780
Increase (reduction) in income taxes resulting from:
Change in valuation allowance	(493,355)	(1,365,408)
Loss of tax attributes due to change in ownership	3,540,653	-
Transaction fees	394,803	-
Settlement for termination of stock rights	310,572	-
State and local income taxes, net of federal income
tax benefit	66	66
Stock expense	85,270	32,336
Research and development tax credits	(227,189)	-
Other, net	(46,515)	11,910
	$(55,048)	$684

(c)	Significant Components of Deferred Taxes

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2013 and 2012 are presented below.

	December 31,
	2013	2012
Deferred tax assets:
Stock-based compensation	$1,152,904	$859,095
Net operating loss carryforwards	10,041,416	9,216,044
Employee benefits	59,505	38,927
Alternative-minimum tax credit carryforwards	-	17,635
Research and development tax credits	410,490	1,210,405
Other deductible tempory differences	-	280,872
Total gross deferred tax assets	11,664,315	11,622,978
Less valuation allowance	(11,660,247)	(11,619,578)
Net deferred tax assets	4,068	3,400
Deferred tax liabilities:
Plant and equipment	(4,068)	(3,400)
Total gross deferred tax liabilities	(4,068)	(3,400)
Net deferred tax liabilities	$-	$-

On January 2, 2013, the American Taxpayer Relief Act of 2012, which includes a reinstatement of the federal research and development credit for the tax year ended December 31, 2012, was signed into law. The Company has recorded no retroactive benefits for years prior to 2013 related to the reinstatement due to their change of ownership.

The valuation allowance for deferred tax assets as of December 31, 2013 and 2012 was $11.7 million and $11.6 million. The net change in the valuation allowance was an increase of $41,000 in 2013 and a decrease of $1.5 million in 2012. A valuation allowance has been provided for the full amount of the Company’s net deferred tax assets as the Company believes it is more likely than not that these benefits will not be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax planning strategies in making this assessment.

During the year ended December 31, 2013, the Company experienced a change in ownership, as defined by the Internal Revenue Code, as amended (the “Code”) under Section 382.  A change of ownership occurs when ownership of a company increases by more than 50 percentage points over a three-year testing period of certain stockholders.  As a result of this ownership change we determined that our annual limitation on the utilization of our federal net operating loss (“NOL”) and credit carryforwards is approximately $1.1 million per year.  We will only be able to utilize $20.2 million of our pre-ownership change NOL carryforwards and will forgo utilizing $6.2 million of our pre-ownership change NOL carryforwards and $1.2 million of our pre-change credit carryforwards as a result of this ownership change.  We do not account for forgone NOL and credit carryovers in our deferred tax assets and only account for the NOL and credit carryforwards that will not expire unutilized as a result of the restrictions of Code Section 382.

As of December 31, 2013, we had NOL, and research and development credit carryforwards for U.S. federal income tax reporting purposes of approximately $25.0 million, and $144,000,  respectively.  Approximately $10.2 million of the NOLs will begin to expire in 2023 with the balance expiring from 2024 through 2033; the research and development credits will expire in 2033.

We also have state NOL and research and development credit carry-forwards of approximately $31.1 million and $267,000, respectively. Approximately $12.4 million of the Company's   state  NOLs expire in 2018 with the remaining balance expiring from 2019  through 2028. The state research and development credits expire in 2023 through 2027.

The Company's federal and state income tax returns for December 31, 2010 through 2013 are open tax years.

A reconciliation of the beginning and ending amount of total unrecognized tax contingencies, excluding interest and penalties, for the years ended December 31, 2013 and 2012 are as follows:

	December 31
	2013	2012
Balance, beginning of year	$28,304	$28,304
Balance, end of year	$-	$28,304

Included in the balance of total unrecognized tax contingencies at December 31, 2013 and 2012 are potential contingencies of $0 and $37,000, which includes interest and penalties that if recognized, would affect the effective rate. Cumulative interest and penalties associated with unrecognized tax consequences is $0 and $9,000, for December 31, 2013 and 2012. Interest associated with unrecognized tax contingencies, recognized as a component of income tax expense was $0 and $1,000 for the years ended December 31, 2013 and 2012. The unrecognized tax contingency has been reversed in the 2013 tax provision to reflect the Company’s ability to afford itself of tax law which negates the contingency.